Exhibit 24


                                POWER OF ATTORNEY


     We, the undersigned officers and directors of Sprint Nextel Corporation, hereby severally constitute L.J. Kennedy, P.N. Saleh, R.S. Lindahl, G.D. Begeman, and M.T. Hyde, and each of them singly, our true and lawful attorneys with full power of substitution and re-substitution, to sign for us and in our names in the capacities indicated below any and all amendments to the Registration Statements listed below, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Sprint Nextel Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any and all amendments to said Registration Statements.

Registration No.                Subject Matter or Title

Form S-3 No.            Automatic Dividend Reinvestment Plan
33-58488

Form S-8 No.            Sprint Retirement Savings Plan and Sprint
333-106086              Retirement Savings Plan for Bargaining Unit
                        Employees

Form S-8 No.            1997 Long-Term Stock Incentive Program
333-111956

Form S-8 No.            Sprint Retirement Savings Plan and Sprint
333-115608              Retirement Savings Plan for Bargaining Unit
                        Employees

Form S-8 No.            Management Incentive Stock Option Plan
333-115609

Form S-8 No.            1997 Long-Term Stock Incentive Program
333-115621

Form S-8 No.            1988 Employees Stock Purchase Plan
333-115607

Form S-8 No.            1997 Long-Term Stock Incentive Program
333-124189

Form S-8 No.            1988 Employees Stock Purchase Plan
333-105244

Form S-8 No.            1997 Long-Term Stock Incentive Program (1990 Stock
333-103691              Option Plan)

Form S-8 No.            1997 Long-Term Stock Incentive Program (1990
333-103689              Restricted Stock Plan)

Form S-8 No.            Management Incentive Stock Option Plan
333-75664

Form S-8 No.            1997 Long-Term Stock Incentive Program (1990 Stock
333-59124               Option Plan)

Form S-8 No.            Management Incentive Stock Option Plan
333-56938

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Form S-8 No.            1997 Long-Term Stock Incentive Program (1990 Stock
333-54108               Option Plan)

Form S-8 No.            Management Incentive Stock Option Plan
333-92809

Form S-8 No.            Management Incentive Stock Option Plan
333-76783

Form S-8 No.            Management Incentive Stock Option Plan
333-68737

Form S-8 No.            Management Incentive Stock Option Plan
333-42077

Form S-8 No.            Outside Directors' Stock Options under the 1997
33-31802                Long-Term Stock Incentive Plan

Form S-8 No.            1997 Long-Term Stock Incentive Program (1990 Stock
333-46491               Option Plan)

Form S-8 No.            1997 Long-Term Stock Incentive Program (1990 Stock
33-59349                Option Plan)

Form S-8 No.            Outside Director Shares under the 1997 Long-Term
333-25449               Stock Incentive Plan

Form S-8 No.            Centel Retirement Savings Plan for Bargaining Unit
33-59326                Employees

Form S-8 No.            Nextel Associate Stock Purchase Plan
333-127425

Form S-8 No.            Nextel Incentive Equity Plan
333-127426

Form S-8 No.            Nextel Cash Compensation Deferral Plan
333-127497


     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.


         Name                      Title                          Date

/s/ Gary D. Forsee      Chief Executive Officer and Director )
(G. D. Forsee)          (Principal Executive Officer)        )
                                                             )
                                                             )
/s/ Paul Saleh          Chief Financial Officer              ) December 28, 2005
(P.N. Saleh)            (Principal Financial Officer)        )
                                                             )
                                                             )
/s/ W. G. Arendt        Senior Vice President and Controller )
(W.G. Arendt)           (Principal Accounting Officer)       )
                                                             )


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                                                             )
/s/ Timothy M. Donahue                                       )
(Timothy M. Donahue)    Chairman of the Board                )
                                                             )
/s/ Keith J. Bane                                            )
(Keith J. Bane)         Director                             )
                                                             )
/s/ Gordon Bethune                                           )
(Gordon M. Bethune)     Director                             )
                                                             )
/s/ William E. Conway                                        )
(William E. Conway)     Director                             )
                                                             )
/s/ Frank M. Drendel                                         )
(Frank M. Drendel)      Director                             )
                                                             )
/s/ James H. Hance, Jr.                                      )
(James H. Hance, Jr.)   Director                             )
                                                             ) December 28, 2005
/s/ V. Janet Hill                                            )
(V. Janet Hill)         Director                             )
                                                             )
/s/ I. O. Hockaday, Jr.                                      )
(I. O. Hockaday, Jr.)   Director                             )
                                                             )
/s/ William E. Kennard                                       )
(William E. Kennard)    Director                             )
                                                             )
/s/ L. K. Lorimer                                            )
(L. K. Lorimer)         Director                             )
                                                             )
/s/ Stephanie Shern                                          )
(Stephanie M. Shern)    Director                             )
                                                             )
/s/ William Swanson                                          )
(William H. Swanson)    Director                             )
                                                             )